UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 8, 2011

TIVO INC.

(Exact name of registrant as specified in its charter)
Delaware	000-27141	77-0463167

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (408) 519-9100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On March 8, 2011 we issued a press release entitled “TiVo Announces Proposed Private Offering of $120 Million Convertible Senior Notes,” a copy of which is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Attached as Exhibit 99.2 to this Current Report, and incorporated herein by reference, are updated Risk Factors for the Company.

ITEM 9.01. Financial Statements and Exhibits.

(d)           The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press Release of TiVo Inc. dated March 8, 2011.
99.2	TiVo Inc. Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

Date: March 8, 2011	By:	/s/ Anna Brunelle
Anna Brunelle
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of TiVo Inc. dated March 8, 2011.
99.2	TiVo Inc. Risk Factors